UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Penn Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

This current report on Form 8-K/A (this “Amendment”) amends a current report on Form 8-K, filed on December 2, 2011 (the “Original Filing”), in which The Madison Square Garden Company (the “Company”) reported voting results for its Annual Meeting of Stockholders held on November 30, 2011 (the “2011 Annual Meeting”), including the voting results for the Company’s non-binding stockholder advisory vote regarding the frequency of future say-on-pay votes advisory votes on executive compensation (the “Say on Pay Vote”). Except as set forth below, this Amendment does not modify or update any other disclosure contained in the Original Filing.

On March 29, 2012, the Company’s Board of Directors of the Company approved holding future Say on Pay Votes every three years until the next required Say on Pay Vote, consistent with the recommendation of the Board of Directors to its stockholders and the preference of the Company’s Class A Stockholders and Class B Stockholders, voting together as a single class, as represented by their votes at the 2011 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MADISON SQUARE GARDEN COMPANY (Registrant)

By:	/s/ Lawrence J. Burian
Name:	Lawrence J. Burian
Title:	Executive Vice President, General Counsel and Secretary

Dated: April 6, 2012

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